BlackRock FundsSM

BlackRock Short Obligations Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Edge MSCI USA Momentum Factor Index Fund

iShares Edge MSCI USA Quality Factor Index Fund

iShares Edge MSCI USA Size Factor Index Fund

iShares Edge MSCI USA Value Factor Index Fund

iShares MSCI Asia ex Japan Index Fund

iShares MSCI Developed World Index Fund

BlackRock Funds II

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Local Currency Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 6, 2018 to the Institutional Shares Prospectus of each Fund (each, a “Prospectus”)

Effective immediately, the following changes are made to the Prospectus of each Fund:

The following is added to the end of the section in each Fund’s Prospectus entitled “Account Information—Details About the Share Class”:

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Shareholders should retain this Supplement for future reference.

PRO-ROA-INST-0818SUP